                                                                  Exhibit 10.33

                      [LETTERHEAD MEMORANDUM INDIAN BANK]

                                                        MEPZ BRANCH
        EXPONK                                          KADAPERI

        2368301  2368251                                MADRAS-45.

        __/80/95                                        05.09.95



M/s Moduler Electronics (I) P Ltd.
406, Dalamal Towers,
Nariman Point,
Bombay - 400021.

Dear Sirs,

We are pleased to inform you that the following facilities have been sanctioned to you for a period up to 11.08.96.

Facility                        Limit               Margin                         Interest
- --------                        -----               ------                         --------
                            (Rs.in lacs)
Packing credit                  300.00                25%               13% p.a. up to 180 days
(increased from
Rs.200.00 lacs)                                                          15% beyond 180 days up to 270 days

                                                                        PLR + 3.5% p.a. beyond 270 days
                                                                        up to 360 days

FBN/FBP (90 days)               1412.50              Nil                13% pa up to 90 days
(increased from
Rs.350.00 lacs)                                                           15% p.a. beyond 90 days up to 180 days

Import LC                        875.00               10%               Commission as per FEDAI Rules
(DA 90/xxx 180 days)
(Increased from
Rs.400.00 lacs)

Guarantee                        10.00          Perf.Gtee-10%           Commn as per ru
                                                customs   50%
                                                Excise money-
                                                25% cash and bal
                                                75% by primary
                                                collateral security


Securities:

1.  Primary:

PC AND FBN/FBP:  Joint documentation.  Paripassu I charge on stocks of raw materials stocks in process and finished goods for the PC facility and export receivables for FBM/FBP. EDGC Cover for PC and FBP.

LC Against XXXXX stamped LC agreement and hypothecation of goods covered XXn under the LC

Guarantee        Counter guarantee by the company.

               [LETTERHEAD MEMORANDUM INDIAN BANK]    MEPZ BRANCH
                                                      KADAPERI
                                                      MADRAS-45.
                                                      05.09.95

                                     - 2 -


2.  Collateral

    a.  Assets:     Paripassu II charge on the existing Plant &
                    Machinery with WDV of Rs.97.35 lacs as on 31.03.94.

                    Paripassu XXII charge on the imported Plant &
                    Machinery estimated at a cost of Rs.910.00 lacs acquired for the HDD project. (I charge to ICICI)

    b.  Guarantee:  Personal guarantee of Mr M.L. Tandon

Terms and conditions:

1. The satisfactory credit reports on the buyers should be obtained for FBP.

2. Stocks should be insured adequately with bank clause.

3. Operations will be allowed strictly based on the QIS statements. The company should submit QIS Statements and other select operations data regularly.

4. The paid-up capital of the company should be increased to Rs.220.00 lacs before 30.09.95 and auditors certificate to this effect to be submitted.

5. Unsecured loan of Rs.641.00 lacs is to be brought in by the promoters as per ICICI appraisal and auditors certificate to be submitted to this effect.

6. ECGC Policy and buyerwise limit is to be obtained for FBP limits wherever applicable.

We reserve XX to ourselves the right to cancel/suspend/reduce any or all the facilities sanctioned to the company and to alter/amend/vary X the terms and conditions of our sanction including rate of interest at our sole discretion without assigning any reason whatsoever.

Please arrange for the Board resolution and execution of the documents for the revised limits.

Please send us the duplicate copy of this letter duly signed by you in token of having accepted the above terms and conditions.


Yours faithfully,

/s/
- ----------------------------------
CHIEF MANAGER

P.C.: 23-144

D-I                                     Place  Bombay
Rs. 300,00,000-                         13.10.1995

        ON DEMAND I/We promise to pay INDIAN BANK or their order within their Office at Madras Export Processing Zone Madras 45 the sum of Rupees Three crores only for value received, with interest thereon at the rate of 1 percent over the official rate of the RESERVE BANK OF INDIA with a minimum of 13 percent per annum from the date to date of payment in full with quarterly rests, or at such rates and rests as may be revised as per the instructions of the Reserve Bank of India from time to time.

Common seal affixed in the presence of Two Directors of the company as per Board Resolution dt. 26.09.95.

[SEAL]                                  [STAMP]
[SIGNATURES]                            [SIGNATURES]

P.C.: 23-144

D-I                                     Place  Bombay
Rs. 14,12,50,000-                       13.10.1995

        ON DEMAND I/We promise to pay INDIAN BANK or their order within their Office at Madras Export Processing Zone Madras-45 the sum of Rupees Fourteen crores twelve lacs and fifty thousand only for value received, with interest thereon at the rate of 1 percent over the official rate of the RESERVE BANK OF INDIA with a minimum of 13 percent per annum from the date to date of payment in full with quarterly rests, or at such rates and rests as may be revised as per the instructions of the Reserve Bank of India from time to time.

Common seal affixed in the presence of Two Directors of the company as per Board Resolution dt. 26.09.95.

                                        [SEAL]
[SIGNATURES]                            [SIGNATURES]

                                    [STAMP]
                                     [SEAL]
                                    [STAMP]



                                                (Document not to be attested)
                                                        Place  Bombay
                                                        Date   13.10.'95


To
        The Manager
        Indian Bank
        Madras Export Processing Zone

Dear Sir,

        Sub: Cheques, Bills, hundies and other instruments with or without government securities, share certificates, railway receipts, bills of lading and documents constituting title to goods attached, lodged with you for collection and/or discount and/or purchase from time to time.

        In consideration of your collecting and/or discounting and/or purchasing or agreeing to collect, discount and/or purchase all cheques, bills, hundies and other instruments with or without government securities and share certificates or other documents including railway receipts, bills of lading or other documents constituting title to goods now lodged or which may at any time or from time to time lodged by me/us to you:

        I/We beg to tenner herewith my/our joint and several pronote for Rs. 14,12,50,000- (Rupees Fourteen crores twelve lacs and fifty thousands only) as cover for the arrangement.

        I/We agree that all such collection, discount or purchase of cheques, bills, hundies and other instruments until further altered or specifically otherwise provided for shall be upon the following terms and conditions,

        1. You may, at your option but at my/our costs, risk and responsibility in all respects appoint an agent who shall be my/our agent to collect.

        2. You or the agent at your or his option, may send for collection or payment or discount on my/our account at my/our entire costs, risk and responsibility by post or by other manner to another agent or to the drawee thereof any cheques, bills, hundies or other instruments with or without share certificates, government securities or other documents including railway receipts, bills of lading or other documents constituting title to goods attached, I/We agree that such other agent or the drawee shall be deemed to be my/our agent for collection at my/our entire risk and responsibility in all respects.

        3. You or an agent may at your or his option but at my/our risk and responsibility reserve in exchange for cheques, bills, hundies and other instruments, cheques, bank drafts or other mandates for payments in lieu of cash.


                                    [STAMP]

        4. Receipts by you or by an agent of cheques, bank drafts, or other mandates for payments as above and the loss, mutilation or dishonour thereof and/or of other securities of any descriptions is not to prejudice your rights on any cheques, bills, hundies, or other instruments in case of dishonour or non-payment as the case may be, nor shall any proceedings taken thereon or you granting time or entering into any arrangements with any parties to such cheques, bills, hundies or other instruments (and I/we hereby consent to your so granting time or entering into arrangements) prejudice or affect your absolute recourse to me/us under the arrangement.

        5. Should you or an agent receive, in exchange for such cheques, bills, hundies or other instruments, payment by an instrument which you or the agent cannot conveniently collect through normal channels it is clearly understood that such instruments may be collected in any manner and by any agency (including despath to the drawee) at my/our entire risk and responsibility and the agent or agents (including the drawee) employed in such collection shall be considered fully as my/our agent or agents.

        6. I/we hereby agree that all bills, and/or documents including railway receipts, bills of lading and documents of title to goods which I/we may from time to time hand you for purchase or discount or against which you make me/us advances, and the goods, government securities and shares thereby represented and the proceeds thereof, are to be held by you as a continuing security for the payment on demand of the said bills so purchased handed over or discounted and of all advances, banking accommodation and/or expenses which you may make, afford or incur to or for me/us in connection therewith and all others liabilities to you present and future, and you are to be at liberty to exercise all my/our rights (if any) as unpaid sellers of the said goods, government securities and shares and without further reference to me/us to sell, insure, warehouse, or otherwise deal with the said goods or to sell deal with government securities and shares as though you are the absolute owners thereof and you are expressly authorised by me/us to refuse to deliver goods covered by the bills (whatever be tenor) except against payment. I/We agree that your accounts of sale and accounts of your expenses shall be accepted by me/us as conclusive evidence of the correctness of the matter therein written and I/we declare that this Agreement and your rights hereunder shall in no way be affected by my/our death or any change in my/our name, style or constitution.

        7. I/We further agree that you and your agents shall be exempt from all liabilities for any loss or damage due to deterioration of goods or loss howsoever caused to me/us arising from any telegraphic or cable error, irregularity, delay, mistake, omission or misinterpretation, or otherwise howsoever.

        8. I/We also agree that you are entitled to treat every scrip of governments securities and shares and every document constituting title to goods including railway receipts, bills of lading, etc. handed in by me/us to you as genuine without any further enquiry and that I/we agree to indemnify you and keep you indemnified against any loss caused to you by reason of the said documents subsequently turning out to be forged and not genuine and also against any loss caused to you by the misdelivery or wrong delivery by the Railway and Postal authorities of the government securities and shares and goods comprised in the documents and railway receipts for any reason whatsoever.

        9. I/We agree and undertake that the amount advanced will be used only for the purpose/purposes mentioned in the borrower's proposal and for which it has been sanctioned and I/we further agree that notwithstanding anything contained in this agreement, you shall have the right to recall the entire amount advanced together with interest and other charges or any part thereof in case the amount advanced is/has been used for any purpose other than for which it has been sanctioned or if you apprehend or you have reason to believe that I/We have violated or am/are violating the condition.

        10. I/We further agree that in respect of foreign bills purchased/negotiated/advance against FOBC made by you, the provisions of the rules of Foreign exchange Dealers' Association of India, the Uniform customs and Practice for Documentary Credits and/or the Uniform Rules for Collection of International Chamber of Commerce and the directives of the RBI, current as on the date of purchase/negotiation shall be binding on me/us.


                                    [STAMP]

        11.  I/We further agree that

        i) In consideration of your making a provisional advance of Rs. 14,12,50,000 against the foreign bills for collection expressed to be made payable in foreign currency tendered from time to time the bills will be drawn by me/us in favour of yourself naming yourself as payee for due and valid consideration and such advances shall be at the sole discretion of yourself:

        ii) In respect of money lent and advanced or agreed to be lent and advanced, it is agreed that you being a holder for value will be entitled to appropriate the proceeds of the bills towards the provisional advances made by you to me/us as hereinabove mentioned;

        iii) You, on converting foreign currency amount to Indian Rupees either on realisation or at any point of time, will pay over to or recover from me/us the difference in the rupee amount i.e. the difference between the Rupee amount advanced and the rupee equivalent arrived at, while converting foreign currency into Indian Rupee currency, after deducting the costs and expenses incurred by the Bank in respect thereof and the moneys which shall then be owing on the securities of these presents.

        Dated this 13th day of October, 1995.

Common seal affixed in the presence             [STAMP]
of Two Directors of the company as              [SIGNATURES]
per Board Resolution Dt. 26.09.95.






- -------------------------------------------------------------------------------
In case of inland Bills/cheques purchased limit, delete clauses nos. 10 and 11 under the signature of borrower.

                                    [STAMP]



From:
        Moduler Electronics (India) Ltd
        406 Dalamal Towers, Nariman Point,
        Bombay - 400021

To
        Indian Bank
        Madras Export Processing Zone branch
        Madras - 45

Dear Sirs,

        In consideration of Indian Bank Madras Export Processing Zone branch at my/our request signed and/or agreed to sign, as and when required by me/us guarantee in favour of various authorities and departments of the Central and State Governments, Semi-Government bodies, local or public bodies or authorities or various other persons, companies, corporations or bodies Corporate whom I/we may specify from time to time but so that the total amount of the liabilities outstanding under all such guarantees does not at any one point of time exceed a sum of Rs. 10,00,000- and subject to your right to refuse to issue any guarantee of which you do not approve or to refuse to issue any further guarantees at any time. The expression "such guarantees" shall unless repugnant to the context or meaning thereof be deemed to include any renewals of extensions or modification of all or such guarantees.

        1. That the Bank shall be entitled to act in accordance with guarantees executed and/or to be executed by it within the sanctioned limit of Rs. 10,00,000- (Rupees Ten lacs only) as aforesaid and to make payments thereunder without any further consent and inspite of any directions or contrary directions given by us or any of us.

        2. That I/We shall pay on demand and without demur pay to the Bank all amounts which the Bank may be called upon to pay from time to time under the said guarantees executed and/or to be executed and all other moneys arising out of the said guarantees or any of them with interest thereon and all costs, charges (including Bank Charges) and expenses of the Bank.

        3. That I/We shall indemnify, on demand and without demur and keep indemnified the Bank from and against all actions, losses, claims, demands, duties, penalties, damages, costs, charges, expenses and other liabilities whatsoever which may be brought or made against or sustained or incurred by the Bank (and whether paid by the Bank or not) in consequence of the Bank having executed the said guarantees or any of them or otherwise howsoever in relation thereto.

        4. That the Bank shall as its sole discretion and without reference to me/us admit or compromise and pay or submit to arbitration or dispute or resist any claim or demand


                                    [STAMP]

- --------- against the Bank under or in respect of the said guarantees my/our counter-guarantee being available to the Bank in respect of any action which may be taken against the Bank and I/we also agree to pay the Bank on demand with interest at 21.75% p.a. or at such other rates as may be prescribed by the Bank from time to time all such moneys as I/we may be liable to pay under this counter-guarantee and that the Bank may proceed against and recover from any of my/our property as including any credit balance held by the Bank or any security for the time being held by the Bank on our account by sale or otherwise and to allocate and apply the net proceeds of sale and realisation thereof and any other moneys in the Bank's hands standing to my/our credit/belonging to me/us on any account whatsoever independently the one or the other in such order and in such manner as the Bank may think fit in or towards payment of any amount payable be me/us to the Bank in terms of this deed.

        5. I/We do hereby put on record and confirm that on demand from the beneficiary under the said guarantees the bank will be entitled in its absolute and unfettered discretion except in the event of the Bank being restrained by an order or injunction to make payment of whole or part of the amount of the said guarantee or any of them as it may be called upon to do by such beneficiary without going into the question of validity propriety or legality of the said demand and without any reference to me/us and that I/we shall not have any right to question in any way whatsoever the Bank's making such payment and I/we shall always be bound by it. Any request of demand made to or upon you by the beneficiary or beneficiaries of all or any of such guarantees for payment/s of any sum or sums of money shall be sufficient authority from me/us to the Bank for making such payment/s.

        6. This counter guarantee will extend to any extension of the guarantee/s for which I/we may from time to time and which the Bank may agree to grant at my/our request subject to the Bank's absolute right and discretion whether to extend the guarantee/s or not and without costing any obligations on the bank for extending the said guarantee/s.

        7. This guarantee shall be continuing security binding on me/us, our successors and assigns and shall remain valid until all the guarantees issued hereunder are duly cancelled and returned to the Bank and further that it shall not be considered as wholly or partially satisfied or exhausted by any payment/s made by me/us from time to time to the beneficiary of the guarantees.

        8. This counter-guarantee is without prejudice to and in addition to any other security or securities held or which may be held by the Bank hereafter on account or in relation to the said guarantees.

        9. The giving or granting of time or any extension thereof to me/us or the neglect, omission or forbearance on the part of the Bank in requiring or enforcing payment of any moneys due hereunder or any other variations, modifications or amendments to any agreement between me/us and the Bank shall not in any way prejudice limit, restrict or affect this guarantee as we shall be considered as principal debtors in respect of all the guarantees covered herein above.

        10. This counter guarantee and indemnity shall be irrevocable and shall be binding on me/us and each of us jointly and severally and also on my/our respective heirs, executors, administrators, estates and effects jointly and severally/our successors and assigns (whether statutory or contractual).

        11. I/We and each of us shall be liable hereunder to you jointly and each severally. On the death of any one or more of us, his heirs, executors, administrators, legal representatives, estates and effects (as the case may be) shall be liable jointly and severally with the survivor or survivors.

        12. The liability incurred by us and each of us hereunder shall not in any way be prejudiced or affected by any change in our partnership firm whether by death or retire-

                                    [STAMP]
ment or insolvency of any partner or by admission of any new partner or partners or otherwise howsoever even though the firm may become a sole proprietory concern, and all the partners for the time being of the firm or the sole proprietor and his/their respective heirs, executors, administrators, legal representatives, estates and effects, as the case may be, shall be liable to you hereunder, jointly and severally.

        The common seal of M/s Moduler Electronics (India) Ltd was hereunto affixed pursuant to a resolution passed by the Board of Director at their meeting held on ----------------- in the presence of ------------------ a director of the company who has affixed his signature hereto.

Common seal affixed in the presence             [STAMP]
of Two Directors of the company as              [SIGNATURES]
per Board Resolution Dt. 26.09.95.

Place:  Bombay

Date:   13.10.95

                                    [STAMP]



        THIS AGREEMENT MADE this 13th day of October 1995 by and between Moduler Electronics (India) Ltd. hereinafter called the "Borrower" which expression, wherever the context so requires or admits shall be deemed to include its/his heirs, executors, administrators, assigns and attorneys of the one part and INDIAN BANK, a body corporate, constituted under the Banking Companies (Acquisition & Transfer of Undertakings) Act, 1970, carrying on the business of Banking and having its Head Office at 31, Rajaji Salai, Madras-1, hereinafter called the Bank, which term shall mean and include its successors and assigns.

        WHEREAS the Borrower is already enjoying the financial assistance/has requested for granting of financial assistance under Import LC limit up to a maximum amount of Rs. 875 lacs and

        WHEREAS the Borrower in the course of his business has requested for additional financial assistance (1) for purposes of purchase of goods on credit under Letters of Credit with the condition attached thereto to the effect that such delivery of goods shall be against acceptance of usance bills drawn thereunder opened by the Bank in favour of suppliers (2) on the Bank issuing guarantees in connection with purchase/sale of goods from time to time (3) and for purchase of goods on credit under bills to be drawn on the Borrower and to be co-accepted with the Bank.

        WHEREAS the Bank has agreed to grant to the Borrower such facilities up to a limit of Rs. 875 lacs to purchase goods on credit basis under (1) letters of credit with DA usance drafts drawn thereunder and/or (2) Guarantees in favour of purchasers/sellers of goods on credit to make payment of amounts in the event of default of payment by the Borrower and/or (3) co-acceptance facilities as aforesaid to be secured by the goods and/or documents of title goods hypothecated and/or to be hypothecated to the Bank-the words goods shall mean and include all goods, stock-in-trade, merchandise goods, vehicles of every type and description.

        It is hereby agreed between the Borrower and the Bank as follows:

        1. That an account styled as Import LC shall be opened in the books of the Bank at their TEPI branch or at any other branch of the Bank at the request of the Borrower with a limit of Rs. 875 lacs.

                                    [STAMP]

        2.  ---------------------------------------------------------
as prescribed and that may be prescribed by the Bank from time to time in the matter of issuing letters of credit with DA usance drawn thereunder and/or guarantees and/or co-acceptance of bills as stated herein.

        3. That the Bank shall at its absolute discretion issue letters of credit and/or guarantees and/or co-acceptance of bills as stated above as it thinks fit subject to the terms, conditions, covenants and limitations hereinafter contained.

        4. That the Bank shall be liable to pay the amount of (a) usance drafts covered by the letters of credit (b) guarantees (c) bills co-accepted by the Bank from time to time provided the delivery of goods so purchased on credit from time to time are made by suppliers of goods against acceptance of the said usance drafts drawn for the actual amounts due being the price of goods excluding charges like handling charges and transport charges and other charges by whatever name they are called as may be levied by suppliers of goods.

        5. That the Borrower before requesting the Bank for issuing of guarantee on his behalf in favour of suppliers/purchasers of goods on credit to the Borrower, the Borrower shall in writing furnish all information such as supplier's/purchaser's name, nature of goods, quantity of goods, actual price of goods, the place from where the goods are to be supplied/purchased, nature of transport by which goods will be brought/sent, time within which the goods will be received/delivered and such other information as may be required by the Bank from time to time. In the absence of such information, the Bank shall not be bound to issue the guarantees/co-accept the bills.

        6. All goods now lying or hereafter stored at the godowns and yards and premises in --------- or lying at any other godown, wheresoever or in respect of which the Borrower can make any deposit, pledge, hypothecation or charge wherever they may be and/or received at all times and from time to time as per arrangements herein entered, the Borrower hereby agrees to hypothecate goods and therefore the same are hereby hypothecated and charged to the Bank by way of first charge and the term/word "goods" occuring in the clauses in this agreement shall wherever the context so requires mean and include goods covered by the documents of title to goods covered by such documents.

        7. The Borrower hereby agrees and undertakes that it/he shall be liable to pay all amounts due to sellers/purchasers as and when they fall due and at no time, it/he shall default in making payments of full amounts due from time to time and in the event of failure on its/his part of its/his own accord and/or on demand by the Bank, the Bank shall on account of the obligations entered into on behalf of the Borrower in terms of this agreement without further reference or without any demur on any count either as notified by the Borrower or anybody on its/his behalf or anybody claiming under it/him, shall pay to the debit of Borrower's account amounts due as determined with interest if any on account of non-payments by the borrower in time or on due dates. On account of payment of the amounts so made, the Borrower shall immediately provide at least sufficient funds by crediting the required funds into its/his account without fail to enable the Bank for adjustment of the same towards its/his liability with it. All amounts so paid by the Bank with interest at -------% p.a., above the Reserve Bank of India rate with a minimum of -------% p.a., or at such rate or rates as may be stipulated by Reserve Bank of India shall be liable to be calculated on daily debit balances and charged against the account of the Borrower on the last working day of every English calendar quarter so long as the account shall remain open and shall be paid by the Borrower on demand by the Bank along with any other moneys, costs, charges, expenses, outgoings and sums of money whatsoever.

        8. The Borrower shall display at a conspicuous place at the godown/s or place of the borrower, a board notifying to whomsoever it may concern, that the goods are under hypothecation in favour of the Bank.


                                    [STAMP]

        9. The Borrower engages to hold the goods as Trustee for and on behalf of the Bank and in event of the said goods or any portion thereof being sold and delivered before full payment of the balance due under this Agreement, the proceeds of such sale shall be received by the Borrower as Trustee for the Bank and paid to the Bank without fail as and when received by it/him.

        10. The Borrower shall keep and maintain a register of the goods in which shall be entered particulars of goods received and delivered and the balance at any time and the market value of the same. The said register and the goods wherever they are, shall be open for inspection at all time by the Manager of the Bank or any officer authorised by any official of the Bank who may for that purpose enter upon any premises where the goods are lying without any obstruction or objection being raised by the Borrower. The Borrower shall daily or weekly or at such intervals as may be fixed from time to time by the Bank, furnish to the Bank a statement of all the entries which have been made in the register the previous day or during the previous week or the previous intervening period as the case may be as and when the Bank calls upon the Borrower to do so. Failure or omission or delay on the part of the Borrower to submit such statements as called upon by the Bank shall in no way prejudice the rights of the Bank under this Agreement. The Borrower shall segregate goods and stocks covered by this Agreement from other goods and stocks in a way that it should be possible at all times for the Bank to identify the goods and stocks under hypothecation.

        11. The Borrower shall insure the goods for the full market value against risks of fire, war, riots and civil commotion or any other risk etc., as directed by the Bank and deliver the policies in respect thereof to the Bank duly assigned in the Bank's name, failing which the Bank shall be entitled to insure the goods and debit the amount and expenses so incurred to the Borrower's account. The proceeds, if any, of such policies shall be applied towards liquidation of the balance due to the Bank.

        12. The Borrower may be permitted to avail of the facility up to the maximum limit fixed herein and in terms of the guarantee/LCs issued/bills co-accepted from time to time and the terms and conditions of the guarantee/LC/co-accepted bills shall be read part and parcel of these presents subject to clause 15 of this Agreement.

        13. The Bank shall be at liberty to have the goods valued by an appraiser appointed by the Bank and the fees and expenses of such appraisement shall be debited to the Borrower's account.

        14. The Borrower agrees and undertakes not to have advance from any other Bank or from any body else on the goods hypothecated and charged to the Bank and they shall be stored separately and apart from any other goods in the godowns.

        15. The Bank shall be entitled to advance and/or pay any amounts as are necessary for the purpose of safeguarding its interest including payment of duties to customs and/or other authorities in connection with the goods covered by the LC/guarantee/bills co-accepted, to the debit of the borrower's account and the Borrower shall be liable to pay the amounts so advanced and/or paid by the Bank with interest and other charges, expenses etc., as levied from time to time by the Bank. The security created in terms of these presents shall be available for the repayment of all such amounts debited to the account of the borrower from time to time and the limit/s to that extent shall be deemed to stand enhanced.

        16. The Borrower hereby declares and agrees that the Bank shall be entitled to get the goods cleared with the help of any agency like clearing agents, in the event of any necessity as felt by the Bank at the absolute cost, risk and responsibility of the Borrower.

        17. That the Bank shall be at liberty to withdraw the facilities herein provided at any time and without any prior notice and without assigning any reason even though the limit herein fixed is in force and the Borrower shall not be entitled to claim any amount from the Bank as compensation, damages or otherwise on that account.


                                    [STAMP]

        18.  ---------------------------------------------------
Borrower holding such goods as agent and trustee for the Bank. In the event of the Borrower failing to pay on demand the balance or any other moneys due to the Bank under or by virtue of this agreement or in the event of the Borrower failing to observe or perform any of the terms and conditions hereof or in the event of the Borrower becoming bankrupt or being wound up for committing any act of insolvency or if for any reason the Bank thinks that the security is in jeopardy; the Borrower undertake to deliver to the Bank on demand made by the Bank the said goods without raising any objection, to enable the Bank, to sell or otherwise dispose of the same for the purpose of realisation of the balance due, and the Bank shall also be entitled at any time to take possession of the said goods wherever they may be found and for that purpose enter upon the premises where such goods are lying and the Borrower or his agent shall be obliged to deliver possession of the said goods to the Bank. It shall be lawful to the Bank ------ or at any time thereafter and without any notice to the Borrower (without prejudice to the right of the Bank to use the Borrower or realise any other security held) absolutely to sell or otherwise dispose of either by public auction or private contract/treaty, all or any of the goods hypothecated and charge to it and to apply the net proceeds of such sale towards the -------- of the principal and interest moneys due to the Bank on the said ------------ account with further interest thereon at ---------- p.a., together with all costs and charges incurred or to be incurred by the Bank
- ------ obtained by the books of the Bank signed by the Manager or other duly authorised officer therefor for the time being which the Borrower hereby agrees to accept as sufficient proof of the correctness thereof without production of any other vouchers or paper; that if the net sale proceeds together with the net proceeds of the policies referred in clause 11 shall be insufficient to cover the amount so found due, the Borrower promises forthwith on production to it/him of the account so to be prepared and signed as aforesaid, to pay any further balance which may appear to be due by the Borrower thereon.

        19. In the event of there being a surplus in such proceeds it shall be lawful for the Bank to apply the said surplus as far as same shall extend in or towards payment or liquidation of any other moneys due from the Borrower by way of loans, discount of bills, letters of credit, guarantee, charges or of any other demand legal or equitable against the Borrower or any other indebtedness, future or contingent and whether matured or not, due solely or in conjunction with any other person or persons which the law of set off or mutual credit would in any case admit together with interest on the said claims at such rates as the said documents provide, and any Bank charges thereon and after adjustment of all liabilities as stated above, the surplus if any shall be held by the Bank at the disposal of the Borrower.

        20. If the Borrower fails to pay on demand or if in the opinion of the Bank or any of its concerned officers its/his financial position has suffered, or if anything has happened to shake or reduce its/his credit, the Bank shall have the right of adjusting any balance to the credit of Borrower in any account whatsoever to the amount due from it/him.

        21. Nothing herein contained shall operate or be deemed to negative, qualify or otherwise prejudicially affect the Bank's rights or remedies (which it is expressly agreed the Bank shall have) in respect of any present or future securities, guarantees, obligations or decree for any indebtedness or liability of the Borrower to the Bank whether the said securities referred to herein are renewed, altered or varied to any manner.

        22. The Borrower shall pay all costs, charges and expenses incurred by the Bank in the negotiation, execution or carrying into effect of this Agreement or in relation to the exercise or any power of sale or other power or in relation to any act, deeds matter or thing arising out of this Agreement and incidental thereto and shall also pay interest thereon at the rate aforesaid and in the matter aforesaid.

        23. This Agreement shall operate as a continuing security for the balance ultimately due to the Bank and it is not to be considered as closed for the purpose of this security and the security is not to be considered as exhausted by reason of the account


                                    [STAMP]

____________ being brought to credit at any time or from time to time or if all moneys due or owing to the Bank having been paid in full the balance is at credit and the Bank's rights are not to be prejudiced in any manner even if the account be overdrawn beyond the limit herein fixed and the security shall continue in operation till this agreement is cancelled either by the Bank or by mutual consent in writing of parties as hereinbefore mentioned.

        24. The Borrower hereby declares and agrees that the finances provided from time to time in terms of this agreement shall be applied by the Borrower only for purpose as mentioned hereinabove and no part of it shall be applied by him/it for any other purpose or any other activity of the Borrower.

        25. The Borrower further declares and agrees that he/it shall not be entitled to dispose of all or any of its assets, rights or interest which will result in the transfer of ownership or will have the effect of ultimately transferring its ownership to any other or others without the written consent of the Bank.

        26. The Borrower hereby further declares and agrees that he/it shall be deemed to have committed breach of this agreement among other conditions if the Borrower takes any steps on account of which division of funds at any time provided by the Bank is made by the Borrower and decision of the Bank in the matter whether there has been or is diversion of funds as stated herein is made or not shall be binding on the Borrower.

        In witness whereof the Borrower and the Bank have hereunto affixed their respective hands the day and year above written at Bombay.

                                    SCHEDULE

Common seal affixed                             [STAMP]
in the presence of                              [SIGNATURES]
Two Directors of
the company as per
Board Resolution
Dt. 26.09.95.

                                   [CURRENCY]
                                    [STAMP]
                                    [STAMP]


                               PERSONAL GUARANTEE


        THE DEED OF GUARANTEE executed at Bombay this 11th day of October 1994 by Shri M.L. Tandon residing at 37, Merry Niketan, Mt. Mary Road, Bandra (W), Bombay 400 050 (hereinafter referred to as "the Guarantor", which expression shall, unless it be repugnant to the subject or context thereof, include his heirs, executors and administrators)

in favour of

THE INDUSTRIAL CREDIT AND INVESTMENT CORPORATION OF INDIA LIMITED, a public company incorporated under the Indian Companies Act, 1913 (7 of 1913) and having its Registered Office at 163, Backbay Reclamation, Bombay 400 020 and a Zonal Office at Zenith House, K. Khadye Marg, Mahalaxmi, Bombay 400 034 (hereinafter referred to as "the Lender", which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns)

WHEREAS

         (1) Moduler Electronics (I) Pvt. Limited, a Company within the meaning of the Companies Act, 1956 and having its Registered Office at 406, Dalamal Towers, Nariman Point, Bombay 400 021 (hereinafter referred to as "the Borrower") has requested the Lender to lend and advance to it Foreign Currency Loan aggregating US $25,50,000 equivalent to Rs.803 lacs (Rupees Eight Hundred and three lacs only) for its Project at Madras Export Processing Zone, Madras for the manufacture of Hard Disk Drives.

         (2) The Lender has agreed in principle to lend and advance to the Borrower sums as set out in the Schedule hereto aggregating US$ 25,50,000 equivalent to Rs.803 lacs (hereinafter referred to as "the Loan") on the terms and conditions contained in the Loan Agreement dated the 11th day of October 1994 entered into between the Borrower and the Lender (hereinafter referred to as "the Loan Agreement").

         (3) One of the terms of the Loan Agreement is that the Loan along with interest, costs and charges would be secured inter alia by an irrevocable unconditional guarantee of the guarantors.

        NOW THIS DEED WITNESSETH AS FOLLOWS

        In consideration of the premises, the Guarantor hereby unconditionally, absolutely and irrevocably guarantees to and agrees with the Lender as follows:

        1.      The Lender shall have the sole discretion --

                 (i) to make disbursement(s) and/or interim disbursement(s) to the Borrower from out of the Loans at such time, on such conditions and in such manner as the Lender may decide.

         2. The Borrower shall duly and punctually repay the Loans, together with all interest, liquidated damages, front end fees, premia on prepayment or on redemption, costs, expenses, and other monies in accordance with the Loan Agreement and perform and comply with all the other terms, conditions and covenants contained in the Loan Agreement.

        3. In the event of any default on the part of the Borrower in payment/repayment of any of the moneys referred to above, or in the event of any default on the part of the Borrower to comply with or perform any of the terms, conditions and covenants contained in the Loan Agreement, the Guarantor shall, upon demand, forthwith pay to the Lender without demur all the amounts payable by the Borrower under the Loan Agreement.

        4. The Guarantor shall also indemnify and keep the Lender indemnified against all losses, damages, costs, claims and expenses whatsoever which the Lender may suffer, pay or incur by reason of or in connection with any such default on the part of the Borrower including legal proceedings taken against the Borrower and/or the Guarantor for recovery of the moneys referred to in Clause 2 above.

        5. The Guarantor hereby agrees that, without the concurrence of the Guarantor, the Borrower and Lender shall be at liberty to vary, alter or modify the terms and conditions of the Loan Agreement and of the security documents executed by the Borrower in favour of the Lender and in particular to defer, postpone or revise the repayment of the Loans and/or payment of interest and other monies payable by the Borrower to the Lender on such terms and conditions as may be considered necessary by the Lender including any increase in the rate of interest. The Lender shall also be at liberty to absolutely dispense with or release all or any of the security/securities furnished or required to be furnished by the Borrower to the Lender to secure the Loans. The Guarantor agrees that the liability under this Guarantee shall in no manner be affected by any such variations, alterations, modifications, waiver, dispensation with or release of security, and that no further consent of the Guarantor is required for giving effect to any such variation, alteration, modification, waiver, dispensation with, or release of security.

        6. The Lender shall have full liberty, without notice to the Guarantor and without in any way affecting this guarantee, to exercise at any time and in any manner any power or powers reserved to the Lender under the Loan Agreement, to enforce or forbear to enforce payment of the Loans or any part thereof or interest or other moneys due to the Lender from the Borrower or any of the remedies or securities available to the Lender, to enter into any composition or compound with or to grant time or any other indulgence or facility to the Borrower AND the Guarantor shall not be released by the exercise by the Lender of its liberty in regard to the matters referred to above or by any act or omission on the part of the Lender or by any other matter or thing whatsoever which under the law relating to sureties would but for this provision have the effect of so releasing the Guarantor AND the Guarantor hereby waives in favour of the Lender so far as may be necessary to give effect to any of the provisions of this Guarantee, all the suretyship and other rights which the Guarantor might otherwise be entitled to enforce.

        7. This Guarantee shall be enforceable against the Guarantor notwithstanding that any security or securities comprised in any instrument(s) executed or to be executed by the Borrower in favour of the Lender shall, at the time when the proceedings are taken against the Guarantor on this Guarantee, be outstanding or unrealised or lost.

        8. The Guarantor hereby agrees and gives consent to the sale, mortgage on prior, pari-passu or second charge basis, release etc., of any of the assets by the Borrower from time to time as may be approved by the Lender or the transfer of any of the assets of the Borrower from one unit to the other or to the release or lease out by the Lender any or whole of the assets charged to the Lender on such terms and conditions as the Lender may deem fit and this may be treated as a standing and continuing consent for each and every individual act of transfer, mortgage, release or lease of any of such assets of the Borrower. The Guarantor hereby declares and agrees that no separate consent for each such transfer, mortgage, release or lease any of such assets would be necessary in future.

        9. The Guarantor hereby agrees and declares that the Borrower will be free to avail of further loans or other facilities from the Lender or any other financial institution or bank in addition to the Loans and/or to secure the same during the subsistence of this guarantee and in that event the guarantee herein contained will not be affected or vitiated in any way whatsoever but will remain in full force and effect and binding on the Guarantor.

       10. The rights of the Lender against the Guarantor shall remain in full force and effect notwithstanding any arrangement which may be reached between the Lender and the other Guarantor/s, if any, or notwithstanding the release of that other or others from liability and notwithstanding that any time hereafter the other Guarantor/s may cease for any reason whatsoever to be liable to the Lender, the Lender shall be at liberty to require the performance by the Guarantor of its obligations hereunder to the same extent in all respects as if the Guarantor had at all times been solely liable to perform the said obligations.

       11. To give effect to this Guarantee, the Lender may act as though the Guarantor was the principal debtor to the Lender.

       12. The Guarantor hereby declares and agrees that he has not received and shall not, without the prior consent in writing of the Lender receive any security or commission from the Borrower for giving this guarantee so long as any monies remain due and payable by the Borrower to the Lender under the Loan Agreement.

       13. The Guarantor shall not in the event of the liquidation of the Borrower prove in competition with the Lender in the liquidation proceedings.

       14. A certificate in writing signed by a duly authorised official of the Lender shall be conclusive evidence against the Guarantor of the amount for the time being due to the Lender from the Borrower in any action or proceeding brought on this Guarantee against the Guarantor.

       15. This Guarantee shall not be wholly or partially satisfied or exhausted by any payments made to or settled with the Lender by the Borrower and shall be valid and binding on the Guarantor and operative until repayment in full of all moneys due to the Lender under the Loan Agreement.

       16. This Guarantee shall be irrevocable and the obligations of the Guarantor hereunder shall not be conditional on the receipt of any prior notice by the Guarantor or by the Borrower and the demand or notice by the Lender as provided in Clause 20 hereof shall be sufficient notice to or demand on the Guarantor.

       17. The liability of the Guarantor under this Guarantee shall not be affected by --

             i) any change in the constitution or winding up of the Borrower or any absorption, merger or amalgamation of the Borrower with any other company, corporation or concern; or

            ii) any change in the management of the Borrower or take over of the management of the Borrower by Central or State Government or by any other authority; or

           iii) acquisition or nationalisation of the Borrower and/or of any of its undertaking(s) pursuant to any law; or

            iv)   any change in the constitution of the Lender.

       18. This Guarantee shall be a continuing one and shall remain in full force and effect till such time the Borrower repays in full the Loans together with all interest, liquidated damages, front end fees, premia on prepayment or on redemption, costs, expenses and other monies that may from time to time become due and payable and remain unpaid to the Lender under the Loan Agreement.

       19. The liability of the Guarantor hereunder shall not exceed the sum of US$ 25,50,000 equivalent to Rs.803 lacs, plus all interest, liquidated damages, front end fees, premia on prepayment or on redemption, costs, expenses and other monies payable by the Borrower to the Lender under the Loan Agreement.

       20. Any demand for payment or notice under this Guarantee shall be sufficiently given if sent by post to or left at the last known address of the Guarantor or his successors or assigns, as the case may be, such demand or notice is to be made or given, and shall be assumed to have reached the addressee in the course of post, if given by post, and no period of limitation shall commence to run in favour of the Guarantor until after demand for payment in writing shall have been made or given as aforesaid and in proving such notice when sent by post it shall be sufficiently proved that the envelope containing the notice was posted and a certificate by any of the responsible officers of the Lender that to the best of his knowledge and belief, the envelope containing the said notice was so posted shall be conclusive as against the Guarantor, even though it was returned unserved on account of refusal of the Guarantor(s) or otherwise.

       21. Notwithstanding anything contained herein, this guarantee shall be binding on the Guarantor till the Borrower creates the stipulated security in
Article III of the said Loan Agreement.

        IN WITNESS WHEREOF the Guarantor has hereunto set his hand on the day and year first hereinabove written.

                                    SCHEDULE

                              PARTICULARS OF LOAN

                                Requested                   Equivalent
Name of the Lender              Currency        Amount      Rs. in lacs
- ------------------              ---------     ----------    -----------
The Industrial Credit and         US$         $16,50,375        520
Investment Corporation of         SGD          12,85,000        266
India Limited (ICICI)             BEF           2,15,900          2
163, Backbay Reclamation          YEN          46,87,500         15
Bombay 400 020
                                                                ---
                                                    TOTAL       803
                                                                ===


SIGNED AND DELIVERED    )
                        )
by the within named     )               [SIGNATURE]
                        )
Shri M.L. Tandon        )
